UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts 02142
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED FEBRUARY 11, 2004

Item  7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 The Registrant’s Press Release dated February 11, 2004.

     This press release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item  12.   Disclosure of Results of Operations and Financial Condition.

     The attached press release includes information with respect to the Registrant’s “pro forma” full quarter and full year revenues, as if the Registrant and the former Biogen, Inc. had been combined for the duration of each of period. These are non-GAAP financial measures. Management utilizes these non-GAAP financial measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the Registrant. Management believes that these measures provide useful information to investors regarding the Registrant’s financial condition and results of operations because they include information that is relevant to an understanding of the Registrant’s business or the prospects for the Registrant’s future performance.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc. (Registrant)

/s/ Anne Marie Cook
Date: February 13, 2004	Anne Marie Cook Vice President, Chief Corporate Counsel

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	The Registrant’s Press Release dated February 11, 2004.

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